UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23492

Franklin BSP Private Credit Fund
(Exact name of registrant as specified in charter)

1 Madison Avenue, Suite 1600

New York, New York 10010
(Address of principal executive offices) (Zip code)

Franklin BSP Private Credit Fund

1 Madison Avenue, Suite 1600

New York, New York 10010
(Name and address of agent for service)

(212) 588-6770

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2025

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report June 30, 2025
FRANKLIN BSP
PRIVATE CREDIT FUND

II	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Shareholder letter
Dear Shareholder,
We are pleased to announce Q2 2025 results for the Franklin BSP Private Credit Fund (“FBSPX” or the “Fund”). The Fund was launched in Q4 2022 and has grown to $189.5 million1 in managed assets. Benefit Street Partners (“BSP”) believes that its platform offers the Fund and its investors access to best ideas across the credit spectrum and capital structure. The Fund generated year-to-date net returns of 2.8% through June 30, 2025, bringing since-inception annualized net performance to 11.2%. As of period-end, the Fund held over 200 investments diversified across 19 sectors with approximately 76.5% of the portfolio comprised of floating rate instruments. The Fund’s opportunistic approach across both liquid and illiquid asset classes enabled the portfolio to capitalize on market opportunities, while generating strong income distributions. Please find below an update on portfolio positioning and our market outlook.
Investment Philosophy:
The Fund offers broad exposure across various credit focused strategies utilizing BSP’s extensive experience deploying capital through multiple business cycles. The Fund seeks to generate attractive risk-adjusted returns with consistent current income by investing primarily in private credit investments, including directly originated loans to middle market companies in the U.S. (typically with annual EBITDA of between $25-$100 million), commercial real estate, special situations, and structured credit. Investors are able to gain direct exposure to a balanced portfolio of potentially higher yielding alternative credit, targeting attractive opportunities across the credit spectrum.
BSP’s multi-strategy credit experience provides the Fund with flexibility to invest across the capital structure with a dynamic approach to asset allocation in order to seek out the best risk-adjusted returns. FBSPX has a core allocation to direct lending, a dedicated liquidity allocation with exposure primarily to high yield bonds and broadly syndicated leveraged loans, and an opportunistic allocation designed to nimbly capitalize on attractive themes including special situations, commercial real estate, and structured credit.
Portfolio Update and Market Outlook:
The first half of 2025 was marked by significant uncertainty, setting the stage for heightened market volatility. This turbulence was primarily driven by escalating tariff concerns, which peaked when the Trump administration announced higher-than-expected “Liberation Day” tariffs, sparking widespread fears of slower economic growth and rising inflation. This triggered a sharp sell-off across risk assets. The S&P 500 fell over 11% in the days that followed, while high yield bonds traded down by 2.8% at their lowest point, and leveraged loans dropped 1.8%. Meanwhile, the 10-year U.S. Treasury bond experienced significant fluctuations as investors grappled with the economic implications of evolving trade policies. However, as markets processed the news, it became evident that the tariffs were an opening move in a broader negotiation, and the eventual measures would likely be far less severe. With
1 As of June 30, 2025.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	III

Shareholder letter (cont’d)
this reassessment, risk assets quickly rebounded. By the end of April, bonds and loans had recouped their earlier losses, finishing the month roughly flat. Illiquid assets such as direct lending loans remained largely insulated from the volatility, experiencing neither markdowns during the downturn nor price spikes during the recovery.
Toward the end of Q2 2025, investor attention shifted to the potential for rising inflation in the coming months, as tariff effects slowly filtered through the economy. While hard economic data such as unemployment rates and inflation indicators remain relatively strong, soft economic indicators, including consumer sentiment and business outlook surveys, continue to reflect ongoing uncertainty and caution. Many companies have scaled back capital expenditures and paused hiring initiatives. Consumer confidence also fell to record lows, leading households to adopt more cautious spending habits, particularly regarding discretionary items and major purchases. This raised questions about the Federal Reserve’s future rate path and the divergence underscores the complex and uneven nature of the current economic landscape, where headline metrics may mask underlying fragilities.
That said, we are closely monitoring macroeconomic data, as the Fed’s policy decisions remain highly sensitive to developments in labor markets and inflation trends. If the economy continues along its current path, pressure on the Fed to cut rates is likely to mount. Any monetary easing could serve as a catalyst for M&A activity, driving a resurgence in leveraged buyouts (LBOs) and benefiting the direct lending space through increased deal flow and wider spreads. While rate cuts would reduce the base rate component of floating-rate loan yields, this could potentially be offset by a widening in spreads as the supply of loans increases. Should these conditions persist, we will continue to allocate capital to the direct lending sleeve of the portfolio. In parallel, we plan to increase exposure to asset-backed lending (ABL), a less competitive segment of the private credit market where we are identifying compelling opportunities. The administration’s tariff policies are fueling a resurgence in domestic manufacturing, which is increasingly being financed through ABL structures. However, if tariffs contribute to a sharper-than-expected economic slowdown, we are prepared to opportunistically deploy capital into distressed and special situations investments, as corporate balance sheets may come under pressure from softening revenues and persistently high interest expenses. In either environment, we believe the fund’s flexible mandate positions us well to capture attractive relative value opportunities across asset classes.
On behalf of everyone at Benefit Street Partners, I want to thank you for your continued partnership and ongoing investment in the Fund. Please do not hesitate to reach out to anyone on the team with any questions you may have.
Sincerely,
Richard J. Byrne
Chief Executive Officer and President
IV	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Schedule of investments (unaudited)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Collateralized Securities — 6.7%
CLO Debt — 6.7%
Elmwood CLO 31, Ltd. 24-7A D2 (c)(d)(e)	Diversified Investment Vehicles	S + 4.20% (8.48%), 7/17/2037	$ 1,500,000	$1,500,000
Elmwood CLO 32, Ltd. 24-8A D2 (c)(d)(e)	Diversified Investment Vehicles	S + 4.20% (8.47%), 10/18/2037	800,000	800,000
Frontier Issuer, LLC 24-1 C (c)(e)	Diversified Investment Vehicles	11.16%, 6/20/2054	1,000,000	1,098,300
Generate CLO, Ltd. 23-11A D2RA (c)(d)(e)	Diversified Investment Vehicles	S + 4.85% (9.12%), 10/20/2037	2,000,000	2,000,000
Golub Capital Partners Short Duration 22-1A DR (c)(d)(e)	Diversified Investment Vehicles	S + 4.60% (8.88%), 7/25/2033	1,500,000	1,500,000
HalseyPoint CLO II, Ltd. 20-2A D2R (c)(d)(e)	Diversified Investment Vehicles	S + 5.00% (9.27%), 7/20/2037	1,000,000	996,840
Navesink CLO, Ltd. (c)(d)(e)	Diversified Investment Vehicles	S + 5.60% (9.88%), 7/25/2033	1,250,000	1,250,000
Total CLO Debt (Cost $9,039,810)				$9,145,140
Total Collaterized Securities (Cost $9,039,810)				$9,145,140
Senior Secured First Lien Debt — 96.9%
Bank Loans — 93.1%
188 West St. James Owner, LLC (d)(e)(f)	Real Estate	S + 6.50% (10.83%), 11/9/2026	$ 3,350,344	$3,333,844
188 West St. James Owner, LLC (e)(f)	Real Estate	14.00%, 11/9/2026	—	(12,377)
300 Pressler Street Owner, LLC (d)(e)(f)	Real Estate	S + 6.00% (10.33%), 4/9/2028	278,508	231,507
Accel International Holdings, LLC (d)(e)	Industrials	S + 4.50% (8.78%), 4/26/2032	1,462,000	1,454,881
Accel International Holdings, LLC (d)(e)(f)	Industrials	S + 4.50%, 4/26/2032	—	(1,222)
Adelaide Borrower, LLC (d)(e)	Software/Services	S + 6.25% (10.55%), 5/8/2030	1,827,586	1,827,586
Adelaide Borrower, LLC (d)(e)(f)	Software/Services	S + 6.25%, 5/8/2030	—	—
Adelaide Borrower, LLC (d)(e)(f)	Software/Services	S + 6.25%, 5/8/2030	—	—
Allied Benefit Systems Intermediate, LLC (d)(e)	Business Services	S + 5.25% (9.56%), 10/31/2030	782,100	782,100

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	1

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Allied Benefit Systems Intermediate, LLC (d)(e)	Business Services	S + 5.25% (9.58%), 10/31/2030	$3,129,388	$3,129,387
Amylu Borrower Sub, LLC (d)(e)	Food & Beverage	S + 5.00% (9.31%), 6/15/2031	2,129,000	2,107,904
Amylu Borrower Sub, LLC (d)(e)(f)	Food & Beverage	S + 5.00%, 6/15/2031	—	(3,617)
Amylu Borrower Sub, LLC (d)(e)(f)	Food & Beverage	S + 5.00% (9.31%), 6/15/2031	30,429	26,208
Aramsco, Inc. (d)(e)	Business Services	S + 4.75% (9.05%), 10/10/2030	1,663,432	1,443,859
Arctic Holdco, LLC (d)(e)	Paper & Packaging	S + 5.25% (9.55%), 1/31/2032	2,362,130	2,339,926
Arctic Holdco, LLC (d)(e)(f)	Paper & Packaging	S + 5.25% (9.55%), 1/31/2032	166,982	164,447
Arctic Holdco, LLC (d)(e)(f)	Paper & Packaging	S + 5.25% (9.55%), 1/31/2031	64,800	63,108
Armada Parent, Inc. (d)(e)	Industrials	S + 5.25% (9.56%), 10/29/2030	3,003,473	2,988,615
Armada Parent, Inc. (d)(e)(f)	Industrials	S + 5.25%, 10/29/2030	—	(1,024)
Armada Parent, Inc. (d)(e)(f)	Industrials	S + 5.25% (9.56%), 10/29/2030	89,000	87,239
Artifact Bidco, Inc. (d)(e)	Software/Services	S + 4.25% (8.55%), 7/28/2031	792,000	792,000
Artifact Bidco, Inc. (d)(e)(f)	Software/Services	S + 4.25%, 7/28/2031	—	—
Artifact Bidco, Inc. (d)(e)(f)	Software/Services	S + 4.25%, 7/26/2030	—	—
AuditBoard, Inc. (d)(e)	Software/Services	S + 4.75% (9.05%), 7/14/2031	1,185,000	1,185,000
AuditBoard, Inc. (d)(e)(f)	Software/Services	S + 4.75%, 7/14/2031	—	—
AuditBoard, Inc. (d)(e)(f)	Software/Services	S + 4.75%, 7/14/2031	—	—
Axiom Global, Inc. (d)(e)	Business Services	S + 4.75% (9.13%), 10/2/2028	1,386,000	1,386,000
Azurite Intermediate Holdings, Inc. (d)(e)	Software/Services	S + 6.00% (10.33%), 3/19/2031	1,171,875	1,171,875

The accompanying notes are an integral part of these financial statements.
2	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Azurite Intermediate Holdings, Inc. (d)(e)	Software/Services	S + 6.00% (10.33%), 3/19/2031	$515,625	$515,625
Azurite Intermediate Holdings, Inc. (d)(e)(f)	Software/Services	S + 6.00%, 3/19/2031	—	—
Big Apple Advisory, LLC (d)(e)	Business Services	S + 4.50% (8.81%), 11/18/2031	2,425,920	2,403,844
Big Apple Advisory, LLC (d)(e)(f)	Business Services	S + 4.50%, 11/18/2031	—	(10,638)
Big Apple Advisory, LLC (d)(e)(f)	Business Services	S + 4.50%, 11/18/2031	—	(2,976)
Bingo Group Buyer, Inc. (d)(e)	Utilities	S + 5.00% (9.30%), 7/10/2031	782,090	782,090
Bingo Group Buyer, Inc. (d)(e)(f)	Utilities	S + 5.00% (9.30%), 7/10/2031	33,034	33,034
Bingo Group Buyer, Inc. (d)(e)(f)	Utilities	S + 5.00% (9.30%), 7/10/2031	2,858	2,858
Carr, Riggs & Ingram Capital, LLC (d)(e)	Business Services	S + 4.75% (9.05%), 11/18/2031	645,383	639,510
Carr, Riggs & Ingram Capital, LLC (d)(e)(f)	Business Services	S + 4.75% (9.05%), 11/18/2031	69,362	66,379
Carr, Riggs & Ingram Capital, LLC (d)(e)(f)	Business Services	S + 4.75%, 11/18/2031	—	(1,365)
CCI Buyer, Inc. (d)(e)	Telecom	S + 5.00% (9.30%), 5/13/2032	2,815,000	2,787,378
CCI Buyer, Inc. (d)(e)(f)	Telecom	S + 5.00%, 5/13/2032	—	(1,609)
Cliffwater, LLC (d)(e)	Financials	S + 5.00% (9.28%), 4/22/2032	1,622,933	1,607,141
Cliffwater, LLC (d)(e)(f)	Financials	S + 5.00%, 4/22/2032	—	(1,540)
Cold Spring Brewing, Co. (d)(e)	Food & Beverage	S + 4.75% (9.06%), 12/10/2029	1,169,638	1,159,228
CommerceHub, Inc. (d)	Technology	S + 6.25% (10.51%), 12/29/2027	235,791	234,317
Corfin Industries, LLC (d)(e)	Industrials	S + 5.25% (9.68%), 12/27/2027	1,116,711	1,116,711
Cornerstone Building Brands, Inc. (d)	Industrials	S + 4.50% (8.81%), 5/15/2031	994,994	840,770

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Demakes Borrower, LLC (d)(e)	Food & Beverage	S + 6.00% (10.30%), 12/12/2029	$989,925	$989,925
Dodge Construction Network, LLC (d)	Business Services	S + 6.25% (10.71%), 1/31/2029	1,492,500	1,482,247
Eastern Power, LLC (d)	Utilities	S + 5.25% (9.58%), 4/3/2028	1,467,612	1,468,624
Einstein Parent, Inc. (d)(e)	Software/Services	S + 6.50% (10.77%), 1/22/2031	1,142,000	1,120,873
Einstein Parent, Inc. (d)(e)(f)	Software/Services	S + 6.50%, 1/22/2031	—	(2,183)
Electric Power Engineers, LLC (d)(e)	Business Services	S + 4.50% (8.80%), 12/31/2031	1,428,000	1,414,720
Electric Power Engineers, LLC (d)(e)(f)	Business Services	S + 4.50%, 12/31/2031	—	(6,324)
Electric Power Engineers, LLC (d)(e)(f)	Business Services	S + 4.50%, 12/31/2031	—	(2,530)
Electro-Methods, LP (d)(e)	Industrials	S + 4.75% (9.07%), 2/23/2032	1,770,000	1,744,866
Electro-Methods, LP (d)(e)(f)	Industrials	S + 4.75%, 2/23/2032	—	(6,035)
Engineering Research And Consulting, LLC (d)(e)	Software/Services	S + 5.00% (9.29%), 8/29/2031	746,250	746,250
Faraday Buyer, LLC (d)(e)	Utilities	S + 6.00% (10.30%), 10/11/2028	341,679	336,041
Faraday Buyer, LLC (d)(e)	Utilities	S + 6.00% (10.30%), 10/11/2028	72,705	71,505
Faraday Buyer, LLC (d)(e)(f)	Utilities	S + 6.00%, 10/11/2028	—	(775)
First Brands Group, LLC (d)	Consumer	S + 5.00% (9.54%), 3/30/2027	2,465,591	2,321,255
FloWorks International, LLC (d)(e)	Industrials	S + 4.75% (9.08%), 11/26/2031	2,024,925	2,006,498
FloWorks International, LLC (d)(e)(f)	Industrials	S + 4.75%, 11/26/2031	—	(2,311)
FNZ Group Entities, Ltd. (d)	Financials	S + 5.00% (9.26%), 11/5/2031	1,496,250	1,225,055
GDC White Plains Fee, LLC (d)(e)	Real Estate	S + 5.35% (9.68%), 12/9/2025	3,000,000	3,000,000

The accompanying notes are an integral part of these financial statements.
4	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Global Medical Response, Inc. (d)	Healthcare	S + 5.50% (9.83%) 0.75% PIK, 10/31/2028	$34,953	$34,973
Hallandale Oasis 2019, LLC (d)(e)(f)	Real Estate	S + 8.30% (12.63%), 8/9/2026	1,763,029	1,737,693
HelpSystems Holdings, Inc. (d)	Software/Services	S + 4.00% (8.38%), 11/19/2026	1,485,629	1,411,348
Higginbotham Insurance Agency, Inc. (d)(e)	Financials	S + 4.50% (8.83%), 11/24/2028	1,547,874	1,547,874
Higginbotham Insurance Agency, Inc. (d)(e)(f)	Financials	S + 4.75% (9.08%), 11/24/2028	533,207	533,207
Highway 16A Apartments, LLC (d)(e)(f)	Real Estate	S + 4.00%, 2/9/2028	—	(30,000)
Hometown Food, Co. (d)(e)	Food & Beverage	S + 4.50% (8.82%), 12/3/2030	1,122,188	1,111,351
Ideal Tridon Holdings, Inc. (d)(e)	Industrials	S + 5.00% (9.30%), 6/30/2032	2,282,000	2,259,180
Ideal Tridon Holdings, Inc. (d)(e)(f)	Industrials	S + 5.00%, 6/30/2032	—	(4,190)
Ideal Tridon Holdings, Inc. (d)(e)(f)	Industrials	S + 5.00%, 6/30/2032	—	(3,490)
InhabitIQ, Inc. (d)(e)	Software/Services	S + 4.50% (8.83%), 1/12/2032	1,338,000	1,331,711
InhabitIQ, Inc. (d)(e)(f)	Software/Services	S + 4.50%, 1/12/2032	—	(1,748)
InhabitIQ, Inc. (d)(e)(f)	Software/Services	S + 4.50%, 1/12/2032	—	(1,090)
Integrated Global Services, Inc. (d)(e)	Industrials	S + 5.00% (9.32%), 3/6/2032	1,675,800	1,651,836
Integrated Global Services, Inc. (d)(e)(f)	Industrials	S + 5.00%, 3/6/2032	—	(4,004)
Integrated Global Services, Inc. (d)(e)(f)	Industrials	P+4.00% (11.50%), 3/6/2031	14,000	9,496
IW Buyer, LLC (d)(e)	Industrials	S + 5.00% (9.43%), 6/28/2029	1,136,876	1,136,876
IW Buyer, LLC (d)(e)(f)	Industrials	S + 5.00%, 6/28/2029	—	—
J&K Ingredients, LLC (d)(e)	Food & Beverage	S + 6.25% (10.55%), 11/16/2028	1,108,125	1,108,125

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Knowledge Pro Buyer, Inc. (d)(e)	Business Services	S + 5.00% (9.41%), 12/10/2027	$44,888	$44,888
Knowledge Pro Buyer, Inc. (d)(e)(f)	Business Services	S + 5.00%, 12/10/2027	—	—
Knowledge Pro Buyer, Inc. (d)(e)(f)	Business Services	S + 5.00%, 12/10/2027	—	—
LABL, Inc. (d)	Paper & Packaging	S + 5.00% (9.43%), 10/30/2028	744,226	668,627
Last Dance Intermediate II, LLC (d)(e)	Telecom	S + 5.25% (9.58%), 3/31/2031	1,197,000	1,185,269
Last Dance Intermediate II, LLC (d)(e)	Telecom	S + 5.25% (9.58%), 3/31/2031	1,213,000	1,195,533
Last Dance Intermediate II, LLC (d)(e)(f)	Telecom	S + 5.25%, 3/31/2031	—	(11,773)
Last Dance Intermediate II, LLC (d)(e)(f)	Telecom	S + 5.25%, 3/31/2031	—	(3,026)
Lighthouse Intelligence, Ltd. (d)(e)	Software/Services	S + 5.00% (9.33%) 2.50% PIK, 4/10/2030	1,141,000	1,124,644
Lighthouse Intelligence, Ltd. (d)(e)(f)	Software/Services	S + 5.00%, 2.50% PIK, 4/10/2030	—	(8,816)
Lighthouse Intelligence, Ltd. (d)(e)(f)	Software/Services	S + 5.00%, 2.50% PIK, 4/10/2030	—	(6,293)
LSF12 Donnelly Bidco, LLC (d)(e)	Industrials	S + 6.50% (10.83%), 10/2/2029	1,105,313	1,105,313
Mandrake Bidco, Inc. (d)(e)	Industrials	S + 4.50% (8.78%), 8/20/2031	3,037,140	3,037,140
Mandrake Bidco, Inc. (d)(e)(f)	Industrials	S + 4.50%, 8/20/2030	—	—
Mckissock Investment Holdings, LLC (d)	Education	S + 5.00% (9.27%), 3/12/2029	1,108,125	1,107,017
Megavolt Borrower, LLC (d)(e)	Utilities	S + 4.75% (9.05%), 2/13/2032	1,902,000	1,866,052
Miller Environmental Group, Inc. (d)(e)	Business Services	S + 4.75% (9.05%), 9/10/2031	895,500	889,590
Miller Environmental Group, Inc. (d)(e)(f)	Business Services	S + 4.75%, 9/10/2031	—	(3,300)
Miller Environmental Group, Inc. (d)(e)(f)	Business Services	S + 4.75%, 9/10/2031	—	(1,650)

The accompanying notes are an integral part of these financial statements.
6	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
MRI Software, LLC (d)(e)	Software/Services	S + 4.75% (9.05%), 2/10/2027	$274,578	$272,765
MRI Software, LLC (d)(e)(f)	Software/Services	S + 4.75% (9.05%), 2/10/2027	687,645	682,052
Neptune Bidco US, Inc. (d)	Publishing	S + 5.00% (9.33%), 4/11/2029	1,238,630	1,168,511
New Fortress Energy, Inc. (d)	Utilities	S + 5.50% (9.81%), 10/30/2028	3,977,491	2,139,015
PetVet Care Centers, LLC (d)(e)	Healthcare	S + 6.00% (10.33%), 11/15/2030	1,706,020	1,678,553
PetVet Care Centers, LLC (d)(e)(f)	Healthcare	S + 6.00%, 11/15/2030	—	(3,639)
PetVet Care Centers, LLC (d)(e)(f)	Healthcare	S + 6.00%, 11/15/2029	—	(3,639)
PlayPower, Inc. (d)(e)	Industrials	S + 5.25% (9.55%), 8/28/2030	164,173	164,173
PlayPower, Inc. (d)(e)	Industrials	S + 5.25% (9.55%), 8/28/2030	969,673	969,673
PlayPower, Inc. (d)(e)(f)	Industrials	S + 5.25%, 8/28/2030	—	—
PREF Montabella PropCo, LLC & PREF Dominion PropCo, LLC (d)(e)	Real Estate	S + 4.00% (8.33%), 2/9/2027	3,000,000	3,000,000
Reagent Chemical and Research, LLC (d)(e)	Chemicals	S + 5.25% (9.58%), 4/30/2031	2,531,798	2,531,798
Reagent Chemical and Research, LLC (d)(e)(f)	Chemicals	S + 5.25%, 4/30/2030	—	—
Rialto Management Group, LLC (d)(e)	Financials	S + 5.00% (9.33%), 12/5/2030	1,066,157	1,056,562
Rialto Management Group, LLC (d)(e)(f)	Financials	S + 5.00%, 12/5/2030	—	(351)
Russell Investments US Institutional Holdco, Inc. (d)	Financials	S + 6.50% (10.78%) 1.50% PIK, 5/28/2027	749,968	706,095
Saturn Sound Bidco, Ltd. (d)(e)	Business Services	S + 5.25% (9.57%), 12/3/2031	1,270,000	1,258,316
Saturn Sound Bidco, Ltd. (d)(e)(f)	Business Services	S + 5.25%, 12/3/2031	—	(2,125)
Serrano Parent, LLC (d)(e)	Software/Services	S + 6.50% (10.71%), 5/12/2030	3,135,000	3,069,165

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Serrano Parent, LLC (d)(e)(f)	Software/Services	S + 6.50%, 5/12/2030	$—	$(6,783)
SitusAMC Holdings Corp. (d)(e)	Financials	S + 5.50% (9.80%), 5/14/2031	2,815,000	2,801,227
Skywater Technology Foundry, Inc. (d)(e)(f)	Technology	S + 5.00% (9.33%), 6/30/2030	1,834,736	1,781,024
TEI Intermediate, LLC (d)(e)	Business Services	S + 4.75% (9.05%), 12/15/2031	1,169,000	1,166,311
TEI Intermediate, LLC (d)(e)(f)	Business Services	S + 4.75%, 12/15/2031	—	(860)
TEI Intermediate, LLC (d)(e)(f)	Business Services	S + 4.75% (9.03%), 12/15/2031	22,447	22,081
Truck Hero, Inc. (d)	Transportation	S + 5.00% (9.44%), 1/31/2028	991,231	899,047
Trystar, LLC (d)(e)	Utilities	S + 4.50% (8.78%), 8/6/2031	1,262,655	1,262,655
Trystar, LLC (d)(e)	Utilities	S + 4.50% (8.78%), 8/6/2031	533,320	533,320
Trystar, LLC (d)(e)(f)	Utilities	S + 4.50%, 8/6/2031	—	—
Trystar, LLC (d)(e)(f)	Utilities	S + 4.50%, 8/6/2031	—	—
Vaco Holdings, LLC (d)	Business Services	S + 5.00% (9.45%), 1/22/2029	1,978,867	1,809,674
Varicent Intermediate Holdings Corp. (d)(e)	Software/Services	S + 5.76% (10.05%) 3.13% PIK, 8/23/2031	1,044,962	1,031,168
Varicent Intermediate Holdings Corp. (d)(e)(f)	Software/Services	S + 5.76%, 3.13% PIK, 8/23/2031	—	(2,543)
Varicent Intermediate Holdings Corp. (d)(e)(f)	Software/Services	S + 5.76%, 3.13% PIK, 8/23/2031	—	(1,676)
Volunteer AcquisitionCo, LLC (d)(e)	Industrials	S + 6.50% (10.83%), 9/1/2029	316,608	310,877
Volunteer AcquisitionCo, LLC (d)(e)	Industrials	S + 6.50% (10.83%), 9/1/2029	4,069,654	3,995,993
Volunteer AcquisitionCo, LLC (d)(e)(f)	Industrials	S + 6.50%, 9/1/2029	—	(11,548)
WaterBridge Midstream Operating, LLC (d)	Energy	S + 4.75% (9.31%), 6/27/2029	2,484,991	2,468,565

The accompanying notes are an integral part of these financial statements.
8	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured First Lien Debt — continued
Westwood Professional Services, Inc. (d)(e)	Business Services	S + 4.75% (9.05%), 9/19/2031	$2,306,570	$2,306,570
Westwood Professional Services, Inc. (d)(e)(f)	Business Services	S + 4.75% (9.08%), 9/19/2031	227,857	227,857
Westwood Professional Services, Inc. (d)(e)(f)	Business Services	S + 4.75%, 9/19/2031	—	—
WHK Waterfront Urban Renewal, LLC (d)(e)(f)	Real Estate	S + 5.50% (9.83%), 7/9/2027	286,722	249,522
X Corp.	Media/Entertainment	9.50%, 10/26/2029	5,993,622	5,823,823
Zendesk, Inc. (d)(e)	Software/Services	S + 5.00% (9.32%), 11/22/2028	543,905	543,905
Zendesk, Inc. (d)(e)(f)	Software/Services	S + 5.00% (9.32%), 11/22/2028	41,562	41,562
Zendesk, Inc. (d)(e)(f)	Software/Services	S + 5.00%, 11/22/2028	—	—
Total Bank Loans (Cost $127,761,185)				$126,532,762
Corporate Bonds - 3.8%
Brightline East, LLC (c)	Transportation	11.00%, 1/31/2030	$4,000,000	$2,960,000
NGL Energy Operating, LLC / Finance Corp. (c)	Energy	8.13%, 2/15/2029	500,000	505,000
Office Property Income Trust (c)	Real Estate	9.00%, 3/31/2029	750,000	725,656
Saks Global Enterprises, LLC (c)	Consumer	11.00%, 12/15/2029	1,500,000	735,000
Venture Global Plaquemines LNG, LLC (c)	Energy	6.75%, 1/15/2036	286,000	286,000
Total Corporate Bonds (Cost $5,729,935)				$5,211,656
Total Senior Secured First Lien Debt (Cost $133,491,120)				$131,744,418

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Senior Secured Second Lien Debt - 10.7%
Bank Loans - 9.1%
Alera Group, Inc. (d)	Financials	S + 5.50% (9.83%), 5/30/2033	$1,195,000	$1,216,904
Altar Bidco, Inc. (d)	Technology	S + 5.60% (9.75%), 2/1/2030	1,500,000	1,406,250
Alvogen Pharma US, Inc. (d)	Healthcare	S + 10.50% (14.80%) 8.00% PIK, 3/1/2029	125,768	41,503
Corelogic, Inc. (d)	Business Services	S + 6.50% (10.94%), 6/4/2029	2,250,000	2,180,250
Icon Parent, Inc. (d)	Software/Services	S + 5.00% (9.21%), 11/12/2032	1,000,000	1,007,500
IDERA, Inc. (d)(e)	Technology	S + 6.75% (11.18%), 3/2/2029	503,049	452,744
MH Sub I, LLC (d)	Business Services	S + 6.25% (10.58%), 2/23/2029	1,250,000	1,092,188
Nexus Buyer, LLC (d)	Financials	S + 6.25% (10.68%), 11/5/2029	750,000	743,303
Peraton Corp. (d)	Business Services	S + 7.75% (12.18%), 2/1/2029	3,275,000	2,276,125
Project Alpha Intermediate Holding, Inc. (d)	Software/Services	S + 5.00% (9.31%), 5/9/2033	1,000,000	992,500
S&S Holdings, LLC (d)(e)	Consumer	S + 8.75% (13.17%), 3/11/2029	1,000,000	982,400
Total Bank Loans (Cost $13,070,723)				$12,391,667
Corporate Bonds - 1.6%
Graftech Global Enterprises, Inc. (c)	Industrials	9.88%, 12/23/2029	$2,750,000	$2,162,243
Total Corporate Bonds (Cost $2,152,769)				$2,162,243
Total Senior Secured Second Lien Debt (Cost $15,223,492)				$14,553,910

The accompanying notes are an integral part of these financial statements.
10	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Subordinated Debt - 18.8%
Bank Loans - 0.5%
300 Pressler Street Member, LLC (d)(e)(f)	Real Estate	S + 15.25% (19.58%), 4/9/2028	$53,633	$44,560
MG Martine-Main Westchester, LLC (e)	Real Estate	16.00%, 12/9/2025	384,783	384,783
WHK Waterfront Mezz, LLC (d)(e)(f)	Real Estate	S + 11.90% (16.23%), 7/9/2027	201,126	187,841
Total Bank Loans (Cost $602,600)				$617,184
Convertible Bonds - 13.5%
Akamai Technologies, Inc.	Technology	1.13%, 2/15/2029	$750,000	$711,375
Alibaba Group Holding, Ltd.	Business Services	0.50%, 6/1/2031	750,000	955,007
Box, Inc. (c)	Software/Services	1.50%, 9/15/2029	1,000,000	1,025,892
Coinbase Global, Inc.	Financials	0.25%, 4/1/2030	2,500,000	3,249,590
Core Scientific, Inc. (c)	Technology	0.00%, 6/15/2031	500,000	544,250
Jazz Investments I, Ltd. (c)	Healthcare	3.13%, 9/15/2030	750,000	793,067
JetBlue Airways Corp. (c)	Transportation	2.50%, 9/1/2029	3,250,000	2,977,548
MicroStrategy, Inc. (c)	Software/Services	0.63%, 9/15/2028	540,000	1,262,996
MicroStrategy, Inc. (c)	Software/Services	0.00%, 3/1/2030	1,000,000	1,162,965
MKS Instruments, Inc.	Technology	1.25%, 6/1/2030	2,250,000	2,227,433
Northern Oil & Gas, Inc.	Energy	3.63%, 4/15/2029	750,000	781,875
Riot Platforms, Inc. (c)	Financials	0.75%, 1/15/2030	750,000	781,734
Rubrik, Inc. (c)	Software/Services	0.00%, 6/15/2030	500,000	522,341
Shift4 Payments, Inc.	Technology	0.50%, 8/1/2027	750,000	802,917
Uniti Group, Inc. (c)	Telecom	7.50%, 12/1/2027	500,000	546,563
Total Convertible Bonds (Cost $17,263,993)				$18,345,553
Corporate Bonds - 1.7%
AmeriGas Partners, LP / Finance Corp. (c)	Energy	9.50%, 6/1/2030	$750,000	$778,670
CoreWeave, Inc. (c)	Technology	9.25%, 6/1/2030	750,000	766,958
Venture Global LNG, Inc. (c)	Energy	9.00%, 3/30/2074	750,000	729,375
Total Corporate Bonds (Cost $2,163,125)				$2,275,003
Preferred Stock - Convertible - 3.1%
PG&E Corp.	Utilities	6.00%, 12/1/2027	110,700	$4,162,320
Total Preferred Stock - Convertible (Cost $5,038,934)				$4,162,320
Total Subordinated Debt (Cost $25,068,652)				$25,400,060

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate/Maturity (b)	Principal/ Numbers of Shares	Fair Value
Equity/Other - 3.1%
Corporate Bonds - 1.8%
CCI Buyer, Inc. (c)(e)	Telecom	12.00% PIK, 5/6/2050	1,954	$1,915,115
Higginbotham Insurance Agency, Inc. (c)(e)	Financials	10.50%, 11/25/2028	522	514,170
Total Corporate Bonds (Cost $2,428,356)				$2,429,285
Preferred Stock - Convertible - 0.4%
KKR & Co, Inc. (c)	Financials	6.25%, 3/1/2028	10,900	$584,240
Total Preferred Stock - Convertible (Cost $499,045)				$584,240
Preferred Stock - 0.9%
Fannie Mae	Financials		83,240	$1,248,599
Total Preferred Stock (Cost $574,782)				$1,248,599
Total Equity/Other (Cost $3,502,183)				$4,262,124
Total Investments - 136.2% (Cost $186,325,257)				$185,105,652
Liabilities in Excess of Other Assets - (36.2%)				(49,204,514)
Total Net Assets - 100.0%				$135,901,138

Percentages are stated as a percent of net assets.
(a)	Unless otherwise indicated, all investments in the schedule of investments are non-affiliated, non-controlled investments.
(b)
The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, the Fund has provided the spread over the relevant reference rate and the current interest rate in effect at June 30, 2025. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For funded floating rate securities, the all-in rate is disclosed within parentheses.

(c)	Security may be subject to legal restrictions on sales. The aggregate value of these securities at June 30, 2025 was $31,424,923 which represented 23.1% of net assets.
(d)	Variable rate security. Actual reference rates may vary based on the reset date of the security.
(e)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.
(f)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. The negative fair value, if applicable, is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. Please refer to Note 8 for additional details.

The accompanying notes are an integral part of these financial statements.
12	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
June 30, 2025

Franklin BSP Private Credit Fund

The following table presents additional information regarding restricted securities:

Portfolio Company	Acquisition Date	Cost
AmeriGas Partners, LP / Finance Corp.	5/21/25	$750,000
Box, Inc.	2/19/25	1,001,814
Brightline East, LLC	4/25/24	3,644,116
CCI Buyer, Inc.	5/13/25	1,914,186
Core Scientific, Inc.	6/27/25	547,477
CoreWeave, Inc.	5/21/25	750,000
Elmwood CLO 31, Ltd. 24-7A D2	7/12/24	1,500,000
Elmwood CLO 32, Ltd. 24-8A D2	7/26/24	800,000
Frontier Issuer, LLC 24-1 C	6/6/24	999,810
Generate CLO, Ltd. 23-11A D2RA	9/6/24	2,000,000
Golub Capital Partners Short Duration 22-1A DR	6/7/24	1,500,000
Graftech Global Enterprises, Inc.	5/29/24	2,152,769
HalseyPoint CLO II, Ltd. 20-2A D2R	6/24/24	990,000
Higginbotham Insurance Agency, Inc.	12/10/24	514,170
Jazz Investments I, Ltd.	6/16/25	808,466
JetBlue Airways Corp.	11/13/24	3,537,497
KKR & Co, Inc.	4/15/25	499,045
MicroStrategy, Inc.	10/7/24	679,757
MicroStrategy, Inc.	2/20/25	951,555
Navesink CLO, Ltd.	5/1/25	1,250,000
NGL Energy Operating, LLC / Finance Corp.	4/14/25	467,820
Office Property Income Trust	11/25/24	738,638
Riot Platforms, Inc.	5/21/25	685,322
Rubrik, Inc.	6/11/25	511,138
Saks Global Enterprises, LLC	5/27/25	593,361
Uniti Group, Inc.	9/24/24	542,393
Venture Global LNG, Inc.	4/9/25	663,125
Venture Global Plaquemines LNG, LLC	6/30/25	286,000
		$ 31,278,459

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	13

Statement of Assets and Liabilities
As of June 30, 2025 (Unaudited)

Assets:
Cash and cash equivalents	$2,927,747
Investments at fair value (cost $186,325,257)	185,105,652
Receivable for investment securities sold	3,316,605
Interest receivable	2,723,930
Receivable for fund shares sold	207,357
Other assets	21,150
Total Assets	194,302,441
Liabilities:
Debt	53,700,000
Payable for investment securities purchased	2,726,371
Incentive fees	1,183,215
Interest payable	270,074
Accrued expenses	519,213
Accrued distribution fees	2,430
Total Liabilities	58,401,303
Net Assets	$135,901,138
Net Assets Consist of:
Capital stock	$132,782,391
Total distributable earnings	3,118,747
Net Assets	$135,901,138
Class A
Net assets	$5,881,434
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	557,141
Class A net asset value, offering and redemption price per share	$10.56
Advisor Class
Net assets	$130,019,704
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	12,303,685
Advisor Class net asset value, offering and redemption price per share	$10.57

The accompanying notes are an integral part of these financial statements.
14	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Statement of Operations
Period Ended June 30, 2025 (Unaudited)

Investment Income
Interest income	$8,878,627
Total Investment Income	8,878,627
Expenses
Interest and debt fees	1,598,566
Incentive fees on income (See Note 4)	777,986
Management fees (See Note 4)	853,632
Professional fees	309,854
Fund accounting and administration fees (see Note 4)	285,266
Trustee fees	78,106
Distribution fees - Class A (See Note 4)	14,588
Other expenses	180,700
Total Expenses before Adviser Waivers/Reimbursements	4,098,698
Expenses waived/reimbursed by Adviser (See Note 4)	(733,677)
Total Net Expenses	3,365,021
Net Investment Income	5,513,606
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,348,496
Net change in unrealized depreciation on investments	(4,160,194)
Net Realized and Unrealized Gain (Loss):	(1,811,698)
Net Increase in Net Assets Resulting from Operations	$3,701,908

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	15

Statements of Changes in Net Assets

	Period Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
OPERATIONS:
Net investment income	$5,513,606	$8,608,153
Net realized gain on investments	2,348,496	3,380,063
Net change in unrealized appreciation (depreciation) on investments	(4,160,194)	2,045,632
Change in Net Assets Resulting from Operations	3,701,908	14,033,848
Distributions to Shareholders:
Distributions – Class A	(211,733)	(201,693)
Distributions – Advisor Class	(5,182,720)	(10,228,254)
Change in Net Assets Resulting from Distributions to Shareholders	(5,394,453)	(10,429,947)
Capital Share Transactions:
Proceeds from shares sold – Advisor Class	18,113,916	71,110,914
Proceeds from shares sold – Class A	1,095,747	4,667,458
Proceeds from reinvestment of distributions – Advisor Class	170,635	301,092
Proceeds from reinvestment of distributions – Class A	181,531	167,763
Cost of shares redeemed from repurchase offers – Advisor Class	(13,850,632)	(2,668,741)
Cost of shares redeemed from repurchase offers – Class A	(394,890)	–
Change in Net Assets from Capital Share Transactions	5,316,307	73,578,486
Total Change in Net Assets	3,623,762	77,182,387
Net Assets:
Beginning of period	132,277,376	55,094,989
End of period	$135,901,138	$132,277,376

The accompanying notes are an integral part of these financial statements.
16	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Statement of Cash Flows
Period Ended June 30, 2025 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$3,701,908
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized loss	1,811,698
Accretion of discount and amortization of premium	(381,891)
Amortization of deferred financing costs	68,665
Purchases of investments	(112,619,097)
Sales and repayments of investments	108,493,252
Changes in operating assets and liabilities:
Payable for investment securities purchased	(10,196,654)
Receivable for investment securities sold	4,202,635
Interest receivable	(522,743)
Dividend receivable	14,344
Other assets	9,633
Accrued distribution fees	1,147
Accrued expenses	377,060
Interest payable	23,960
Incentive fees	777,986
Net Cash Used in Operating Activities	(4,238,097)
Cash Flows from Financing Activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	20,802,789
Proceeds from debt	57,000,000
Payments on debt	(53,800,000)
Payment for shares redeemed from repurchase offers	(14,245,522)
Cash distributions to shareholders	(5,042,287)
Net Cash Provided by Financing Activities	4,714,980
Net Change in Cash	476,883
Cash and cash equivalents, beginning of period	2,450,864
Cash and cash equivalents, end of period	$2,927,747
Supplemental Information:
Distributions reinvested during the year	$352,166
Interest paid during the year	$1,505,941

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	17

Financial highlights

	For the Period Ended June 30, 2025 (Unaudited)	For the Year Ended		For the Period Ended December 31, 2022(1)
		December 31, 2024	December 31, 2023
Franklin BSP Private Credit Fund — Class A
Per Share Data
Net Asset Value, beginning of fiscal period	$10.69	$10.30	$10.07	$10.00
Income from Investment Operations:
Net investment income(2)	0.40	0.96	0.68	0.03
Net realized and unrealized gain	(0.14)	0.50	0.38	0.07
Total from investment operations	0.26	1.46	1.06	0.10
Less Distributions to Shareholders:
Net investment income	(0.39)	(0.92)	(0.67)	(0.03)
Net realized gain	—	(0.15)	(0.16)	—
Total distributions to shareholders	(0.39)	(1.07)	(0.83)	(0.03)
Net Asset Value, end of fiscal period	$10.56	$10.69	$10.30	$10.07
Total investment return(3)	2.51%	14.85%	10.84%	1.00% (4)
Supplemental Data and Ratios
Net assets, end of period (in 000s)	$5,881	$5,068	$192	$101
Ratio of Expenses to Average Net Assets (Before Expenses Waived/Reimbursed)	6.49% (6)	7.70% (6)	7.51% (6)	10.37% (5)(6)
Ratio of Expenses to Average Net Assets (After Expenses Waived/Reimbursed)	5.41% (6)	5.68% (6)	3.90% (6)	2.75% (5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expenses Waived/Reimbursed)	6.52% (6)	7.06% (6)	3.01% (6)	(6.32%) (5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expenses Reimbursement/Recoupment)	7.59% (6)	9.08% (6)	6.62% (6)	1.30% (5)(6)
Portfolio Turnover Rate	50.31% (4)	88.39%	144.79%	42.17% (4)

(1)	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)
Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This does not include the effect of any sales charge.

(4)	Not annualized.
(5)	Annualized.
(6)
Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these financial statements.
18	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Financial highlights (cont’d)

	For the Period Ended June 30, 2025 (Unaudited)	For the Year Ended		For the Period Ended December 31, 2022(1)
		December 31, 2024	December 31, 2023
Franklin BSP Private Credit Fund — Advisor Class
Per Share Data
Net Asset Value, beginning of fiscal period	$10.70	$10.31	$10.07	$10.00
Income from Investment Operations:
Net investment income(2)	0.43	1.00	0.74	0.04
Net realized and unrealized gain	(0.14)	0.50	0.38	0.07
Total from investment operations	0.29	1.50	1.12	0.11
Less Distributions to Shareholders:
Net investment income	(0.42)	(0.96)	(0.72)	(0.04)
Net realized gain	—	(0.15)	(0.16)	—
Total distributions to shareholders	(0.42)	(1.11)	(0.88)	(0.04)
Net Asset Value, end of fiscal period	$10.57	$10.70	$10.31	$10.07
Total investment return(3)	2.76%	15.34%	11.48%	1.12% (4)
Supplemental Data and Ratios
Net assets, end of period (in 000s)	$130,020	$127,209	$54,903	$25,104
Ratio of Expenses to Average Net Assets (Before Expenses Waived/Reimbursed)	5.99% (6)	7.08% (6)	6.68% (6)	9.87% (5)(6)
Ratio of Expenses to Average Net Assets (After Expenses Waived/Reimbursed)	4.91% (6)	5.09% (6)	3.42% (6)	2.25% (5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expenses Waived/Reimbursed)	7.02% (6)	7.51% (6)	3.91% (6)	(5.82%) (5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (After Expenses Reimbursement/Recoupment)	8.09% (6)	9.50% (6)	7.17% (6)	1.80% (5)(6)
Portfolio Turnover Rate	50.31%(4)	88.39%	144.79%	42.17% (4)

(1)	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Not annualized.
(5)	Annualized.
(6)
Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	19

Notes to financial statements (unaudited)
1. Organization
Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously issues shares. The Fund is offering two classes of shares of the Fund: Advisor Class, with no sales load or distribution and shareholder servicing fee, and Class A shares, which may charge a sales load of up to 2.00% of the investor’s subscription and may charge an annual distribution and shareholder servicing fee of up to 0.50% of Class A net assets per year. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reimbursements if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. The Fund’s investment activities are managed by Benefit Street Partners L.L.C (“BSP”, or the “Adviser”), and supervised by the Fund’s Board of Trustees (“Board” or “Board of Trustees”), a majority of whom are not interested persons (as defined in the 1940 Act) of the Adviser and its affiliates.
The Fund is an “interval fund” pursuant to which, subject to applicable law, it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at a price equal to net asset value (“NAV”). Under normal market conditions, the Fund will offer to repurchase 5% of its outstanding shares at NAV on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income. The Fund defines ‘risk-adjusted returns’ as the generation of realized and unrealized gains on a Shareholder’s investment relative to the risk associated with the risk profile of the Fund’s investments. The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds.
2. Summary of significant accounting policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Fund’s results of operations and financial condition for the periods presented. The Fund is an investment company and accordingly applies specific accounting and financial reporting requirements under Financial Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.
20	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments in a money market deposit account. Cash and cash equivalents are carried at cost which approximates fair value.
Recently Adopted Accounting Pronouncements
In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, “Improvements to Reportable Segment Disclosures.” This ASU requires enhanced segment disclosures including significant segment expenses. In addition, the ASU requires specific disclosures related to the title and position of the individual (or the name of the group or committee) identified as the Chief Operating Decision Maker (“CODM”), and an explanation of how the CODM uses the reported measures of segment profit or loss in assessing segment performance and deciding how to allocate resources. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, under a retrospective approach. The Fund has adopted ASU 2023-07 effective December 31, 2024, and concluded that the application of this guidance did not have any material impact on its financial statements.
The Fund operates through a single operating and reporting segment with an investment objective to generate attractive risk-adjusted returns with consistent current income. The CODM is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer and the CODM assesses the performance and makes operating decisions of the Fund based on the Fund’s net increase in net assets resulting from operations (“net income”) as disclosed on the Fund’s Statement of Operations. The evaluation of this key metric is used in determining the allocation of resources and the amount of dividends to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying Statements of Assets and Liabilities as total assets and the significant segment expenses are listed on the accompanying Statement of Operations.
Investment valuation and fair value measurement
The Board has delegated to the Adviser as valuation designee (the “Valuation Designee”) the responsibility of determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board.
Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Fund may also obtain quotes with respect to certain of the Fund’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Fund determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined to be readily available, the Fund uses the quote obtained.
Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)
amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.
With respect to investments for which market quotations are not readily available, the Valuation Designee undertakes a multi-step valuation process, as described below:
•	Each portfolio company or investment will be valued by the Valuation Designee, with assistance from one or more independent valuation firms;
•	The independent valuation firm(s) conduct independent appraisals and make an independent assessment of the value of each investment; and
•
The Valuation Designee, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firms (to the extent applicable) and the Valuation Designee’s own analysis. The Valuation Designee also has established a Valuation Committee to assist the Valuation Designee in carrying out its designated responsibilities, subject to oversight of the Board.

Bank loans, including syndicated loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service that has been approved by the Board, or, if such independent, third-party valuations are not available, by using broker quotations.
High Yield Corporate Bonds, Convertible Bonds and certain other domestic debt securities are valued at the last reported bid prices supplied by an independent, third party pricing service that has been approved by the Board. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Valuation Committee, then such securities are valued at fair value pursuant to procedures adopted by the Board.
For investments in Collateralized Securities, the Valuation Designee models both the assets and liabilities of each Collateralized Securities’ capital structure. The model uses a water fall engine to store the collateral data, generate cash flows from the assets, and distribute the cash flows to the liability structure based on the contractual priority of payments. The cash flows are discounted using rates that incorporate risk factors such as default risk, interest rate risk, downgrade risk, and credit spread risk, among others. In addition, the Valuation Designee considers broker quotations and/or comparable trade activity, which are considered as inputs to determining fair value when available.
If they are traded on the valuation date, equity securities, including preferred securities, that are listed or traded on a national exchange will be valued at the last quoted sale price. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the
22	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
security is principally traded. If there is no sale of the security on the valuation date, or such price is not readily available, the Fund will value the securities at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value and elects to value the security at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.
Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund’s Shares are determined as of such times.
NAV per Share will be determined daily by the Adviser on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. NAV per Share is determined on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.
The Fund’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded, and the reliability of the assumptions used to determine fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
The Fund determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:
•	Level 1 Inputs: Quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.
•
Level 2 Inputs: Inputs other than quoted prices included in Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

Franklin BSP Private Credit Fund 2025 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)
•
Level 3 Inputs: Unobservable inputs that reflect the entity’s own assumptions about the assumptions the market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.
The following table presents fair value measurements of investments, by major class, as of June 30, 2025, according to the fair value hierarchy:

Description[1]	(Level 1)	(Level 2)	(Level 3)	Total
Franklin BSP Private Credit Fund
Assets
Collateralized Securities
CLO Debt	$—	$—	$9,145,140	$9,145,140
Total Collateralized Securities	—	—	9,145,140	9,145,140
Senior Secured First Lien Debt
Bank Loans	—	25,808,963	100,723,799	126,532,762
Corporate Bonds	—	5,211,656	—	5,211,656
Total Senior Secured First Lien Debt	—	31,020,619	100,723,799	131,744,418
Senior Secured Second Lien Debt
Bank Loans	—	10,956,523	1,435,144	12,391,667
Corporate Bonds	—	2,162,243	—	2,162,243
Total Senior Secured Second Lien Debt	—	13,118,766	1,435,144	14,553,910
Subordinated Debt
Bank Loans	—	—	617,184	617,184
Convertible Bonds	—	18,345,553	—	18,345,553
Corporate Bonds	—	2,275,003	—	2,275,003
Preferred Stock - Convertible	4,162,320	—	—	4,162,320
Total Subordinated Debt	4,162,320	20,620,556	617,184	25,400,060

24	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Description[1]	(Level 1)	(Level 2)	(Level 3)	Total
Equity/Other
Corporate Bonds	$—	$—	$2,429,285	$2,429,285
Preferred Stock - Convertible	—	584,240	—	584,240
Preferred Stock	1,248,599	—	—	1,248,599
Total Equity/Other	1,248,599	584,240	2,429,285	4,262,124
Total Assets	$5,410,919	$65,344,181	$114,350,552	$185,105,652

(1)	For further security characteristics, see the Fund’s Schedule of Investments.
The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs during the period ended June 30, 2025:

	Collateralized Securities	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Subordinated Debt	Equity/ Other
Beginning Balance - January 1, 2025	$10,261,316	$60,059,711	$483,983	$369,513	$514,170
Acquisitions	1,251,930	44,762,451	1,032	245,725	1,914,185
Dispositions	(2,323,130)	(7,870,750)	—	—	—
Realized gain (loss)	87,464	93,988	—	—	—
Return of capital	—	(213,712)	—	(8,790)	—
Change in unrealized appreciation (depreciation)	(132,440)	316,002	(32,271)	10,736	930
Net transfers in/(out) of Level 3	—	3,576,109	982,400	—	—
Ending Balance - June 30, 2025	$9,145,140	$100,723,799	$1,435,144	$617,184	$2,429,285

As of June 30, 2025, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $(30,460) for Collateralized Securities, $296,977 for Senior Secured First Lien Debt, $1,053 for Senior Secured Second Lien Debt, $10,736 for Subordinated Debt, and $930 for Equity/Other.
Significant unobservable inputs
The following table summarizes the significant unobservable inputs used to value the Level 3 investments as of June 30, 2025. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

				Range
Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average(a)
Collateralized Securities	$6,796,840	Yield Analysis	Discount Margin	4.45%	5.20%	4.87%
Collateralized Securities(b)	2,348,300	N/A	N/A	N/A	N/A	N/A
Senior Secured First Lien Debt	11,552,566	Yield Analysis	Discount Margin	4.15%	8.30%	5.93%

Franklin BSP Private Credit Fund 2025 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

				Range
Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average(a)
Senior Secured First Lien Debt	69,108,619	Yield Analysis	Market Yield	8.20%	12.60%	9.69%
Senior Secured First Lien Debt(b)	20,062,614	N/A	N/A	N/A	N/A	N/A
Senior Secured Second Lien Debt	1,435,144	Yield Analysis	Market Yield	14.30%	14.70%	14.43%
Subordinated Debt	232,401	Yield Analysis	Discount Margin	12.05%	15.48%	12.71%
Subordinated Debt	384,783	Yield Analysis	Discount Rate	16.22%	16.22%	16.22%
Equity/Other	514,170	Yield Analysis	Market Yield	11.55%	11.55%	11.55%
Equity/Other(b)	1,915,115	N/A	N/A	N/A	N/A	N/A
	$114,350,552

(a)	Weighted averages are calculated based on fair value of investments.
(b)	Investment(s) valued based on recent or pending transactions expected to close after the valuation date.
There were no significant changes in valuation approach or technique as of June 30, 2025.
Use of estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications
In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.
Federal income taxes
The Fund has elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Distributions declared prior to the filing of the previous year’s tax return and paid up to twelve months after the previous tax year can be carried back to the prior tax year in determining the distributions paid in such tax year. The Fund intends to make sufficient distributions to maintain its ability to be subject to be taxed as a RIC each year. The Fund may be subject to federal excise tax imposed at a rate of 4% on certain undistributed amounts.
26	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Distributions to shareholders
The Fund intends to distribute to its shareholders any net investment income monthly and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.
Foreign securities and currency transactions
The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.
The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Security transactions and investment income
Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.
Restricted securities
The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.
3. Federal tax matters
As of June 30, 2025, unrealized appreciation and depreciation based on tax cost of investments was as follows:

For the period ended June 30, 2025
Tax cost of investments	$186,325,257
Unrealized appreciation	3,807,214
Unrealized depreciation	(5,026,819)
Net unrealized appreciation (depreciation)	(1,219,605)

Provisions for federal income taxes or excise taxes have not been made because the Fund has elected to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)
which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.
For the fiscal year ended December 31, 2024, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	Total Distributable Earnings	Paid In Capital
2024	$403	$(403)

These differences primarily relate to non-deductible excise taxes paid.

For the year ended December 31, 2024
Tax cost of investments	$179,469,096
Unrealized appreciation	4,057,264
Unrealized depreciation	(1,116,746)
Net unrealized appreciation (depreciation)	2,940,518
Undistributed ordinary income	1,870,774
Distributable earnings	1,870,774
Total accumulated gain (loss)	4,811,292

The tax character of distributions paid during the years ended December 31, 2024 and December 31, 2023 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2024	$10,261,200	$168,747	$—	$10,429,947
2023	$4,104,489	$—	$—	$4,104,489

As of December 31, 2024, the Company did not have any short-term or long-term capital loss carryforwards.
There is no tax liability from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2024, or for any other tax years which are open for exam. As of December 31, 2024, the open tax years include December 31, 2022, through December 31, 2024. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.
28	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
4. Related party transactions
Investment advisory agreement
The Fund is managed by BSP, a Delaware limited liability company, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages the Fund’s activities and is responsible for making investment decisions with respect to the Fund’s portfolio, subject to oversight from the Board.
As compensation for its services, the Fund pays the Adviser a management fee, computed daily and paid monthly in arrears at an annual rate of 1.25% of the Fund’s average daily net assets. Commencing on March 28, 2024 and through April 30, 2025, the Adviser and the Fund have entered into a fee waiver agreement, pursuant to which the Adviser agrees to waive the management fee. In addition to the asset based fee above, the Fund shall pay to the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and which is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter. The calculation of the incentive fee on income for each quarter is as follows:
•
No incentive fee on income is payable to the Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50%, or 6.00% annualized (the “Preferred Return”), on net assets;

•
100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 1.71425% in any calendar quarter (6.86% annualized) is payable to the Adviser. This portion of our incentive fee on income is referred to as the

Franklin BSP Private Credit Fund 2025 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)
“catch up” and is intended to provide the Adviser with an incentive fee of 12.5% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income reaches 1.71425% (6.86% annualized) in any calendar quarter; and
•
For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 1.71425% (6.86% annualized), the incentive fee on income equals 12.5% of the amount of our Pre- Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

For the period ended June 30, 2025, the Adviser earned a management fee of $853,632 and $777,986 of incentive fees from the Fund. During this period ended, $562,656 of management fees were waived.
Expense limitation agreement
The Adviser and the Fund have entered into an Amended and Restated Expense Limitation Agreement. Subject to this agreement, the Adviser has agreed to reimburse the Fund’s initial organizational and offering costs as well as its operating expenses (excluding expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation or extraordinary expenses not incurred in the ordinary course of the Fund’s business, incentive fees, or any distribution or shareholder servicing fees) solely to the extent necessary to limit the total annual operating expenses of the Fund to 2.25% of the Fund’s net asset value at each quarter end. From on March 28, 2024 through April 30, 2025, the Adviser and the Fund had entered into a fee waiver agreement, pursuant to which the Adviser agrees to waive the management fee under Investment Advisory Agreement and lower the expense cap under the Expense Limitation Agreement to 1.00%. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of recoupment. Under the expense limitation agreement the Adviser was not permitted to recoup such expenses beyond three years from when the applicable expense payment was made. During the period ended June 30, 2025 the advisor waived $562,656 and reimbursed $171,021 of eligible Fund expenses, which is disclosed in the Statement of Operations. As of June 30, 2025 the maximum available recoupment by the Adviser is $4,224,189. The Fund has assessed the likelihood that a recoupment will be paid by the Fund in accordance with the provisions of ASC 450, Contingencies. Based on this assessment, it has been determined that the recoupment is not probable or estimable as of June 30, 2025, and as such, an accrual has not been made on the Statement of Assets and Liabilities.
Custodian, administrator, and transfer agent
The custodian to the Fund is U.S. Bank, N.A. The administrators to the Fund are U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A., and BSP. The transfer agent to the Fund is SS&C Technologies, Inc.
Distribution agreement
Franklin Distributors, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor is an affiliate of BSP.
30	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Shareholder Servicing Plan (“Distribution Plan”) for each Share class. The Distribution Plan permits the Fund to compensate the Distributor through an annual fee of 0.50% per year, payable quarterly on average daily net assets attributable to Class A Shares. The Distribution Plan also permits for a sales load of up to 2.0% on purchases of Class A Shares and a contingent deferred sales charge of up to 1.0%. Advisor Class Shares will not be charged an annual fee and will not incur sales charges. For the period ended June 30, 2025, Class A incurred distribution fees of $14,588, of which $2,430 is unpaid as of June 30, 2025.
Related parties
Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund. For the period ended June 30, 2025, the Fund incurred Trustee fees of $78,106, of which $0 is unpaid as of June 30, 2025.
5. Organization & offering costs
Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Organizational costs of $272,811 have been incurred inception to date by the Fund, and paid by the Adviser, subject to recoupment. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Organizational costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. Offering costs of $478,204 have been incurred inception to date by the Fund, and advanced by the Adviser. The total amount of the offering costs has been amortized by the Fund as of June 30, 2025.
6. Investment transactions
For the period ended June 30, 2025, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $112,619,097 and $107,878,867, respectively. The Fund had purchases of $249,807 and sales of $0 of long-term U.S. government securities during the period ended June 30, 2025.
7. Capital share transactions

Franklin BSP Private Credit Fund - Class A	Period Ended June 30, 2025	Year Ended December 31, 2024
Shares sold	102,842	439,808
Shares issued to holders in reinvestment of dividends	17,208	15,893
Shares redeemed from repurchase offers	(37,219)	—
Net increase in shares	82,831	455,701
Shares outstanding:
Beginning of year (period)	474,310	18,609
End of year (period)	557,141	474,310

Franklin BSP Private Credit Fund 2025 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Franklin BSP Private Credit Fund - Advisor Class	Period Ended June 30, 2025	Year Ended December 31, 2024
Shares sold	1,707,732	6,784,096
Shares issued to holders in reinvestment of dividends	16,147	28,563
Shares redeemed from repurchase offers	(1,307,423)	(252,704)
Net increase (decrease) in shares	416,456	6,559,955
Shares outstanding:
Beginning of year (period)	11,887,229	5,327,274
End of year (period)	12,303,685	11,887,229

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Repurchase Offer Amount ($)	Shares Tendered	Amount Tendered
March 24, 2025	670,890	$7,157,855	670,890	$7,157,855
June 23, 2025	673,752	$7,087,667	673,752	$7,087,667

8. Commitments and Contingencies
In the ordinary course of business, the Fund may enter into future funding commitments. As of June 30, 2025, the Fund had unfunded commitments on delayed draw term loans of $30,733,845 and unfunded commitments on revolver term loans of $11,308,365. The Fund maintains sufficient cash on hand, available borrowings and liquid investments to fund anticipated unfunded commitments.
As of June 30, 2025, the Fund had the following funding commitments:

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
188 West St. James Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	$5,000,000	$1,649,656
188 West St. James Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	1,237,748	1,237,748
300 Pressler Street Owner, LLC	Senior Secured First Lien Debt	Delayed Draw	5,000,000	4,721,492
300 Pressler Street Member, LLC	Subordinated Debt	Delayed Draw	965,251	911,618
Accel International Holdings, LLC	Senior Secured First Lien Debt	Delayed Draw	251,000	251,000
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Delayed Draw	412,000	412,000
Adelaide Borrower, LLC	Senior Secured First Lien Debt	Revolver	258,000	258,000
Amylu Borrower Sub, LLC	Senior Secured First Lien Debt	Delayed Draw	365,000	365,000
Amylu Borrower Sub, LLC	Senior Secured First Lien Debt	Revolver	426,000	395,571
Arctic Holdco, LLC	Senior Secured First Lien Debt	Revolver	180,000	115,200
Arctic Holdco, LLC	Senior Secured First Lien Debt	Delayed Draw	269,582	102,600
Armada Parent, Inc.	Senior Secured First Lien Debt	Revolver	356,000	267,000
Armada Parent, Inc.	Senior Secured First Lien Debt	Delayed Draw	207,000	207,000
Artifact Bidco, Inc.	Senior Secured First Lien Debt	Delayed Draw	194,000	194,000

32	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
Artifact Bidco, Inc.	Senior Secured First Lien Debt	Revolver	$139,000	$139,000
AuditBoard, Inc.	Senior Secured First Lien Debt	Revolver	226,000	226,000
AuditBoard, Inc.	Senior Secured First Lien Debt	Delayed Draw	564,000	564,000
Azurite Intermediate Holdings, Inc.	Senior Secured First Lien Debt	Revolver	187,500	187,500
Big Apple Advisory, LLC	Senior Secured First Lien Debt	Revolver	327,000	327,000
Big Apple Advisory, LLC	Senior Secured First Lien Debt	Delayed Draw	1,169,000	1,169,000
Bingo Group Buyer, Inc.	Senior Secured First Lien Debt	Delayed Draw	244,000	210,966
Bingo Group Buyer, Inc.	Senior Secured First Lien Debt	Revolver	94,000	91,142
Carr, Riggs & Ingram Capital, LLC	Senior Secured First Lien Debt	Revolver	150,000	150,000
Carr, Riggs & Ingram Capital, LLC	Senior Secured First Lien Debt	Delayed Draw	327,826	258,464
CCI Buyer, Inc.	Senior Secured First Lien Debt	Revolver	164,000	164,000
Cliffwater, LLC	Senior Secured First Lien Debt	Revolver	154,000	154,000
Einstein Parent, Inc.	Senior Secured First Lien Debt	Revolver	118,000	118,000
Electric Power Engineers, LLC	Senior Secured First Lien Debt	Revolver	272,000	272,000
Electric Power Engineers, LLC	Senior Secured First Lien Debt	Delayed Draw	680,000	680,000
Electro-Methods, LP	Senior Secured First Lien Debt	Revolver	425,000	425,000
Faraday Buyer, LLC	Senior Secured First Lien Debt	Delayed Draw	47,000	47,000
FloWorks International, LLC	Senior Secured First Lien Debt	Delayed Draw	254,000	254,000
Hallandale Oasis 2019, LLC	Senior Secured First Lien Debt	Delayed Draw	4,294,118	2,531,089
Higginbotham Insurance Agency, Inc.	Senior Secured First Lien Debt	Delayed Draw	1,046,049	512,842
Highway 16A Apartments, LLC	Senior Secured First Lien Debt	Delayed Draw	3,000,000	3,000,000
Ideal Tridon Holdings, Inc.	Senior Secured First Lien Debt	Delayed Draw	419,000	419,000
Ideal Tridon Holdings, Inc.	Senior Secured First Lien Debt	Revolver	349,000	349,000
InhabitIQ, Inc.	Senior Secured First Lien Debt	Delayed Draw	372,000	372,000
InhabitIQ, Inc.	Senior Secured First Lien Debt	Revolver	232,000	232,000
Integrated Global Services, Inc.	Senior Secured First Lien Debt	Delayed Draw	280,000	280,000
Integrated Global Services, Inc.	Senior Secured First Lien Debt	Revolver	315,000	301,000
IW Buyer, LLC	Senior Secured First Lien Debt	Revolver	290,135	290,135
Knowledge Pro Buyer, Inc.	Senior Secured First Lien Debt	Revolver	180,000	180,000
Knowledge Pro Buyer, Inc.	Senior Secured First Lien Debt	Delayed Draw	900,000	900,000
Last Dance Intermediate II, LLC	Senior Secured First Lien Debt	Delayed Draw	965,000	965,000
Last Dance Intermediate II, LLC	Senior Secured First Lien Debt	Revolver	248,000	248,000
Lighthouse Intelligence, Ltd.	Senior Secured First Lien Debt	Delayed Draw	615,000	615,000
Lighthouse Intelligence, Ltd.	Senior Secured First Lien Debt	Revolver	439,000	439,000
Mandrake Bidco, Inc.	Senior Secured First Lien Debt	Revolver	517,000	517,000
Miller Environmental Group, Inc.	Senior Secured First Lien Debt	Delayed Draw	500,000	500,000
Miller Environmental Group, Inc.	Senior Secured First Lien Debt	Revolver	250,000	250,000
MRI Software, LLC	Senior Secured First Lien Debt	Delayed Draw	847,395	159,750
PetVet Care Centers, LLC	Senior Secured First Lien Debt	Delayed Draw	226,000	226,000

Franklin BSP Private Credit Fund 2025 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Portfolio Company Name	Investment Type	Commitment Type	Total Commitment	Remaining Commitment
PetVet Care Centers, LLC	Senior Secured First Lien Debt	Revolver	$226,000	$226,000
PlayPower, Inc.	Senior Secured First Lien Debt	Revolver	148,000	148,000
Reagent Chemical and Research, LLC	Senior Secured First Lien Debt	Revolver	387,000	387,000
Rialto Management Group, LLC	Senior Secured First Lien Debt	Revolver	39,000	39,000
Saturn Sound Bidco, Ltd.	Senior Secured First Lien Debt	Delayed Draw	231,000	231,000
Serrano Parent, LLC	Senior Secured First Lien Debt	Revolver	323,000	323,000
Skywater Technology Foundry, Inc.	Senior Secured First Lien Debt	Revolver	4,297,000	2,462,264
TEI Intermediate, LLC	Senior Secured First Lien Debt	Revolver	159,000	136,553
TEI Intermediate, LLC	Senior Secured First Lien Debt	Delayed Draw	374,000	374,000
Trystar, LLC	Senior Secured First Lien Debt	Delayed Draw	645,000	645,000
Trystar, LLC	Senior Secured First Lien Debt	Revolver	322,000	322,000
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Revolver	127,000	127,000
Varicent Intermediate Holdings Corp.	Senior Secured First Lien Debt	Delayed Draw	192,670	192,670
Volunteer AcquisitionCo, LLC	Senior Secured First Lien Debt	Revolver	638,000	638,000
Westwood Professional Services, Inc.	Senior Secured First Lien Debt	Revolver	349,000	349,000
Westwood Professional Services, Inc.	Senior Secured First Lien Debt	Delayed Draw	672,543	444,686
WHK Waterfront Mezz, LLC	Subordinated Debt	Delayed Draw	1,527,000	1,325,874
WHK Waterfront Urban Renewal, LLC	Senior Secured First Lien Debt	Delayed Draw	4,000,000	3,713,278
Zendesk, Inc.	Senior Secured First Lien Debt	Delayed Draw	132,674	91,112
Zendesk, Inc.	Senior Secured First Lien Debt	Revolver	55,000	55,000
			$51,793,491	$42,042,210

9. Risk factors
Investment risks
First and second lien senior secured loans
When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such
34	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.
Mezzanine debt
Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of our entire investment.
These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, including in order to pay amounts owed under senior loans, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and Shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.
Payment-in-kind (“PIK”) interest risk
The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.
More generally, investing in private companies involves a number of significant risks, including that they: may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment; have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and trustees and employees of our Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)
CLO securities risk
CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs (“CLO Securities”) are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.
The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.
The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.
Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO. The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.
36	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.
The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Covenant-lite loans risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Market risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, ongoing conflict between Russia and Ukraine and the Israel-Hamas war, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)
Inflation risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest rate risk
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Regulatory risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit spread risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
38	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Prepayment risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Cybersecurity risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber- attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
10. Credit Facility
The Fund obtains leverage through a credit facility (the “Facility”) U.S. Bank N.A. has made available pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. The Facility, when drawn, is secured by the Fund’s assets and has a maximum withdrawal capacity of $60,000,000. The Facility matures on December 31, 2025. Through the period ended June 30, 2025, the Fund’s maximum borrowing was $60,000,000 and average borrowing was $48,546,875. This borrowing resulted in interest expenses of $1,529,900 at a weighted average interest rate of 6.38% and is included in the Fund’s Statement of Operations. As of June 30, 2025, the Fund had an outstanding balance of $53,700,000.
11. Subsequent events
The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that there have been no events that have occurred that would require adjustments to the Fund’s disclosures in the financial statements.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	39

Expense examples (unaudited)
As a shareholder of the Franklin BSP Private Credit Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other closed-end and mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2025 through June 30, 2025.
Actual Expenses
The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example For Comparison Purposes
The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), repurchase fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.
Franklin BSP Private Credit Fund — Class A

	Beginning Account Value January 1, 2025	Ending Account Value June 30, 2025	Expenses Paid During Period* January 1, 2025 – June 30, 2025
Actual	$1,000.00	$1,054.10	$39.30
Hypothetical (5% annual return before expenses)	$1,000.00	$986.94	$38.01

*	Expenses are equal to the share class’s annualized six-month expense ratio of 7.59%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period.
40	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Expense examples (unaudited) (cont’d)
Franklin BSP Private Credit Fund — Advisor Class

	Beginning Account Value January 1, 2025	Ending Account Value June 30, 2025	Expenses Paid During Period* January 1, 2025 – June 30, 2025
Actual	$1,000.00	$1,049.10	$41.80
Hypothetical (5% annual return before expenses)	$1,000.00	$984.40	$40.48

*	Expenses are equal to the share class’s annualized six-month expense ratio of 8.09%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the partial year period.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	41

Additional information (unaudited)
1. Shareholder Notification of Federal Tax Status
For the fiscal year ended December 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of dividends declared from ordinary income designated as qualified interest income for the year ended December 31, 2024 was as follows:

Percentage
Franklin BSP Private Credit Fund	97.50%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2024 was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Percentage
Franklin BSP Private Credit Fund	16.18%

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.
2. Distribution Policy
The Fund’s distribution policy is to make monthly distributions of its net investment income after payment of the Fund’s operating expenses. The Fund’s distributions may exceed its earnings, and portions of the distributions that it makes may therefore be a return of the money that Shareholders originally invested and represent a return of capital for tax purposes. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
42	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Additional information (unaudited) (cont’d)
3. Availability of Quarterly Portfolio Holdings Schedules
The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.
4. Proxy Voting Policies and Procedures and Proxy Voting Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.
5. Distribution Reinvestment Plan
The Fund operates its distribution reinvestment plan (“DRP”) administered by SS&C Technologies, Inc. (“SS&C”). Pursuant to the plan, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.
Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C at least one (1) business day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.
When the Fund declares a Distribution, SS&C, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.
SS&C will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. SS&C will distribute all proxy solicitation materials, if any, to participating Shareholders.
Franklin BSP Private Credit Fund 2025 Semi-Annual Report	43

Additional information (unaudited) (cont’d)
In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, SS&C will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither SS&C nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Aspects.”
The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
All correspondence concerning the DRP should be directed to SS&C at Franklin BSP Private Credit Fund c/o SS&C Technologies, Inc. P.O. Box 219433 Kansas City, MO 64121-9433. Certain transactions can be performed by calling the toll free number 833-260-3565.
44	Franklin BSP Private Credit Fund 2025 Semi-Annual Report

Franklin BSP Private Credit Fund
Benefit Street Partners LLC
1 Madison Avenue, Suite 1600
New York, New York 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month year ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Franklin BSP Private Credit Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Investment Adviser
Benefit Street Partners LLC
1 Madison Avenue, Suite 1600
New York, NY 10010
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001
Legal Counsel
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001
Custodian
U.S. Bank, N.A.
Two Liberty Place
S. 16th Street, Suite 2000
Philadelphia, PA 19102
Transfer Agent, Dividend Disbursing Agent, and Registrar
SS&C Technologies, Inc.
330 West 9th Street
Kansas City, Missouri 64105
Administrator
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the Registrants most recent fiscal year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective and are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is appropriately recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its President/Chief Executive Officer and Treasurer/Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Not applicable.

(2) Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Not applicable.

(5) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Franklin BSP Private Credit Fund

By (Signature and Title)*	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	September 5, 2025

By (Signature and Title)*	/s/ Nina Baryski
Nina Baryski, Managing Director

Date	September 5, 2025

* Print the name and title of each signing officer under his or her signature.